LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                        FEBRUARY 1-28, 2005             PAYMENT DATE:    MAR 15 2005
DETERMINATION DATE:                       MAR 08 2005                     REPORT BRANCH:   2042
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                   TOTAL         CLASS A-1      CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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Class Percentages                                  100.00%          16.46%          39.20%          22.74%        19.60%        2.00
Initial Pool Balance                       224,144,683.55   36,903,180.70   87,864,715.95   50,961,535.25 43,932,357.98 4,482,893.67
Prefunding                                  30,957,357.27    5,096,819.30   12,135,284.05    7,038,464.75  6,067,642.02   619,147.15
Total Balance                              255,102,040.82   42,000,000.00  100,000,000.00   58,000,000.00 50,000,000.00 5,102,040.82
Note Balance Total                         250,000,000.00   42,000,000.00  100,000,000.00   58,000,000.00 50,000,000.00
Number of Contracts                                12,318
Class Pass Through Rates                                          1.57625%           2.65%           3.46%         4.05%
Servicing Fee Rate                                1.75000%
Indenture Trustee Fee                             0.00300%
Custodian Fee                                     0.02000%
Backup Servicer Fee                               0.02000%
Insurance Premium Fee                             0.29000%
Demand Note Rate                                  6.00000%

Initial Weighted Average APR                       10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                        0.000%
Initial Weighted Average Adjusted APR
      (net of Monthly Dealer Participation)
      of Remaining Portfolio                       10.042%
Initial Weighted Average Remaining Term             65.00
Initial Weighted Average Original Term              68.00
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CURRENT MONTH CERTIFICATE                                                                                               OVERCOLLAT-
     BALANCES                                  TOTAL         CLASS A-1      CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                   200,807,635.31            0.00   87,705,594.48   58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                              0.00            0.00            0.00            0.00          0.00         0.00
Total Pool Balance                         200,807,635.31            0.00   87,705,594.48   58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance                         189,921,897.55            0.00   81,921,897.55   58,000,000.00 50,000,000.00

EOP:
Number of Current Month Closed Contracts              354
Number of Reopened Loans                             0.00
Number of Contracts - EOP                          11,682
Pool Balance  -  EOP                       193,656,101.45               -   80,554,060.62   58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                              0.00            0.00            0.00            0.00          0.00         0.00
Total Pool Balance  -  EOP                 193,656,101.45               -   80,554,060.62   58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance - EOP                   182,216,926.82               -   74,216,926.82   58,000,000.00 50,000,000.00

Class Collateral Pool Factors                  0.72886771      0.00000000      0.74216927      1.00000000    1.00000000

Weighted Average APR of Remaining
      Portfolio                                   9.96820%
Weighted Average Monthly Dealer
      Participation Fee Rate                      0.00000%
Weighted Average Adjusted APR (net of
      Monthly Dealer Participation) of
      Remaining Portfolio                         9.96820%
Weighted Average Remaining Term                     58.25
Weighted Average Original Term                      67.98

                                                                    Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                     CONTRACTS
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     Monthly Payments:       Principal                                        3,251,173.63
                             Interest                                         1,510,116.33
     Early Payoffs:          Principal Collected                              3,492,751.82
                             Early Payoff Excess Servicing Compensation             109.50
                             Early Payoff Principal Net of Rule of 78s Adj.   3,492,642.32             319
                             Interest                                            34,770.45
     Liquidated Receivable:  Principal Collected                                  7,743.34
                             Liquidated Receivable Excess Servicing
                               Compensation                                           0.00
                             Liquidated Receivable Principal Net of Rule of
                               78s Adj.                                           7,743.34              32
                             Interest                                                18.69
     Purchase Amount:        Principal                                           44,888.28               3
                             Interest                                             2,581.83
                                          Total Principal                     6,796,447.57
                                          Total Interest                      1,547,487.30
                                          Total Principal and Interest        8,343,934.87
     Recoveries                                                                 226,026.84
     Excess Servicing Compensation                                                  109.50
     Late Fees & Miscellaneous Fees                                              44,003.49
     Collection Account Customer Cash                                         8,614,074.70
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                        10,556.83
     Prefunding Account Investment Income                                             0.00
     Mandatory Special Redemption                                                     0.00
     Negative Carry Amount                                                            0.00
     Available Funds                                                          8,624,631.53

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                                                                                                 SHORTFALL / DRAW
DISTRIBUTION                                                              DISTRIBUTION AMOUNT    DEFICIENCY CLAIM
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                                                                              8,624,631.53
Monthly Dealer Participation Fee                                       0.00   8,624,631.53            0.00
Prior Unpaid Dealer Participation Fee                                  0.00   8,624,631.53
Servicing Fees:              Current Month Servicing Fee         292,844.47
                             Prior Period Unpaid Servicing Fee         0.00
                             Late Fees & Miscellaneous Fees       44,003.49
                             Excess Servicing Compensation           109.50
                                          Total Servicing Fees:  336,957.46   8,287,674.07            0.00
Indenture Trustee Fee                                                474.80   8,287,199.27            0.00
Custodian Fee                                                      3,346.79   8,283,852.48            0.00
Backup Servicer Fee                                                3,346.79   8,280,505.69            0.00
Prior Unpaid Indenture Trustee Fee                                     0.00   8,280,505.69            0.00
Prior Unpaid Custodian Fee                                             0.00   8,280,505.69            0.00
Prior Unpaid Backup Servicer Fee                                       0.00   8,280,505.69            0.00
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                                                                    Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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                                                                                                  SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                    DISTRIBUTION AMOUNT     DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                           0.00     8,280,505.69            0.00
                             Prior Carryover Shortfall               0.00     8,280,505.69
Class A-2 Note Interest:     Current Month                     180,910.86     8,099,594.83            0.00
                             Prior Carryover Shortfall               0.00     8,099,594.83
Class A-3 Note Interest:     Current Month                     167,233.33     7,932,361.50            0.00
                             Prior Carryover Shortfall               0.00     7,932,361.50
Class A-4 Note Interest:     Current Month                     168,750.00     7,763,611.50            0.00
                             Prior Carryover Shortfall               0.00     7,763,611.50
Principal Payment Amount:    Current Month                           0.00     7,763,611.50            0.00
                             Prior Carryover Shortfall               0.00     7,763,611.50
Certificate Insurer:         Reimbursement Obligations               0.00     7,763,611.50            0.00
                             Premium                            44,036.21     7,719,575.29            0.00
Demand Note Interest Payment Amount
                             Current Month                      20,499.62     7,699,075.67            0.00
                             Prior Carryover Shortfall               0.00     7,699,075.67            0.00
Demand Note                  Reimbursement                           0.00     7,699,075.67            0.00
Expenses:                    Trust Collateral Agent                  0.00     7,699,075.67            0.00
                             Indenture Trustee                       0.00     7,699,075.67            0.00
                             Backup Servicer                         0.00     7,699,075.67            0.00
                             Custodian                               0.00     7,699,075.67            0.00
Distribution to (from) the Spread Account                    7,699,075.67             0.00

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LIQUIDATED RECEIVABLES
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                                                                                                       Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                             Balance         Units
     BOP Liquidated Receivable Principal Balance   362,506.77                 BOP Cram Down loss Balance   3,816.01        5.00
     Current Month Cram Down Loss                      322.86                 Current Month Cram Down Loss   322.86        1.00
     Liquidation Principal Proceeds                  7,743.34
     Principal Loss                                355,086.29
     Prior Month Cumulative Principal Loss LTD   1,556,618.12
     Cumulative Principal Loss LTD               1,911,704.41                 Cumulative Cram Down Loss    4,138.87        6.00

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STATISTICAL INFORMATION
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                                                                 % OF TOTAL POOL
DELINQUENCY STATUS:            # OF CONTRACTS       AMOUNT            BALANCE
     Current                            9,571  162,497,617.88          83.91%
     1-29 Days                          1,948   29,640,572.78          15.31%
     30-59 Days                            87      827,373.10           0.43%
     60-89 Days                            34      317,553.82           0.16%
     90-119 Days                           26      219,204.54           0.11%
     120 Days or More                      16      153,779.33           0.08%
                       Total           11,682  193,656,101.45         100.00%

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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.57347%      5.25%            NO             7.25%             NO
Cumulative Default Rate             1.16%      4.26%            NO             4.85%             NO
Cumulative Loss Rate                0.40%      2.24%            NO             2.67%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                             CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                             # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS      AMOUNT *
Prior Month Inventory                  12      207,738.52            Prior Month Inventory               3     51,795.81
Repurchased                             0            0.00                      Repurchased               0          0.00
Adjusted Prior Month Inventory         12      207,738.52   Adjusted Prior Month Inventory               3     51,795.81
Current Month Repos                    16      268,098.07              Current Month Repos              20    359,418.38
Repos Actually Liquidated              12      207,738.52     Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0            0.00        Repos Actually Liquidated              19    367,917.56
Dealer Payoff                           0            0.00                    Dealer Payoff               0          0.00
Redeemed / Cured                        2       16,954.21                 Redeemed / Cured               1     12,261.98
Purchased Repos                         0            0.00                  Purchased Repos               0          0.00
Current Month Inventory                14      251,143.86          Current Month Inventory               3     31,034.65

                * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                             # OF CONTRACTS        AMOUNT
Current Month Balance                  33      362,829.63
Cumulative Balance                    182    2,046,828.85
Current Month Proceeds                           7,762.03
Cumulative Proceeds                            134,618.99
Current Month Recoveries                       226,026.84
Cumulative Recoveries                          880,495.77

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR SALE            CUMULATIVE RECEIVABLES
                                          AND BY ELECTION:                                 LIQUIDATED AT 150+ AND 60+:
                                                  Balance           Units                          Balance         Units
Prior Month                                     16,714.57               4                         7,815.83             4
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                (228.49)
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                           145.99               2
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                  (3,701.66)             -3
Deficiency Balance of Sold Vehicles                  0.00
EOP                                             12,930.41               3                         7,815.83             4

                                                                    Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                          REQUISITE AMOUNT:   3,826,511.30
Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,826,511.30
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                7,699,075.67
Investment Income                                                5,895.06
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                           11,531,482.03

Spread Account Release Amount                                7,704,970.73

EOP Balance                                                  3,826,511.30

     Class A Principal Payment Amount                        7,704,970.73
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      4,099,924.21

     OVERCOLLATERALIZATION AMOUNT                           11,439,174.63

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 19,365,610.15           10.00%

     REQUIRED TOTAL ENHANCEMENT AMOUNT                      19,365,610.15           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                                     0.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                        0.00
     Investment Income Deposited to Note Account                     0.00
     Mandatory Special Redemption                                    0.00
     Remaining Prefunding Balance                                                     0.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                           0.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                                     0.00

                                                                   Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                                     0.00
     Current Month Negative Carry                                    0.00
     Investment Income                                               0.00
     EOP Balance Prior to Release                                    0.00
     Capitalized Interest Account Balance Released to Servicer       0.00
     EOP Balance                                                     0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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        CUMULATIVE LOSS:                                  CUMULATIVE GROSS DEFAULT:
     ------------------------------------------------------------------------------------------------------
           UP TO MONTH     TRIGGER EVENT  EVENT OF DEFAULT     UP TO MONTH  TRIGGER EVENT  EVENT OF DEFAULT
                3               0.90%          1.15%                3           1.79%           2.08%
                6               1.79%          2.10%                6           3.58%           3.81%
                9               2.24%          2.67%                9           4.26%           4.85%
               12               3.58%          3.81%               12           6.72%           6.92%
               15               4.07%          4.33%               15           7.74%           7.87%
               18               4.89%          5.19%               18           9.78%           9.44%
               21               5.33%          6.06%               21          10.26%          11.02%
               24               5.91%          6.58%               24          10.74%          11.96%
               27               6.29%          7.10%               27          11.43%          12.91%
               30               6.86%          7.61%               30          12.47%          13.84%
               33               7.24%          8.14%               33          13.16%          14.79%
               36               7.62%          8.48%               36          13.85%          15.42%
               39               7.81%          8.65%               39          14.20%          15.73%
               42               8.00%          9.00%               42          14.54%          16.36%
               45               8.00%          9.00%               45          14.54%          16.36%
               48               8.00%          9.00%               48          14.54%          16.36%
               51               8.00%          9.00%               51          14.54%          16.36%
               54               8.00%          9.00%               54          14.54%          16.36%
               57               8.00%          9.00%               57          14.54%          16.36%
               60               8.00%          9.00%               60          14.54%          16.36%
               63               8.00%          9.00%               63          14.54%          16.36%
               66               8.00%          9.00%               66          14.54%          16.36%
               69               8.00%          9.00%               69          14.54%          16.36%
               72               8.00%          9.00%               72          14.54%          16.36%
     ------------------------------------------------------------------------------------------------------

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     AVERAGE DELINQUENCY RATIO:
     -----------------------------------------------------
     Up to Month            Trigger Event Event of Default
                          12        5.25%           7.25%
                          24        6.25%           8.25%
                          72        7.25%           9.25%
     -----------------------------------------------------

                                                                   Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 28, 2005 and were performed in conformity with the Sale and Servicing Agreement dated July 1,
2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                   Page 7 of 7